UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023

AVITA Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39059	85-1021707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28159 Avenue Stanford, Suite 220, Valencia, CA 91355	661.367.9170
(Address of principal executive offices, including Zip Code)	(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RCEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Omnibus Incentive Plan

AVITA Medical, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (“Annual Meeting”) virtually on June 6, 2023 (being June 7, 2023 in Australia). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2020 Omnibus Incentive Plan (the “Plan Amendment”). The Plan Amendment, among other things, increased the number of shares of the Company’s common stock available for issuance under the Plan by 2,500,000 shares. A summary of the Plan Amendment was included as part of Proposal 12 in the Company’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on April 14, 2023 (the “Proxy Statement”). The summary of the Plan Amendment provided herein and that contained in the Proxy Statement is each qualified in its entirety by reference to the full text of the Plan Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Employee Stock Purchase Plan

At the Annual Meeting, the Company’s stockholders approved the Employee Stock Purchase Plan (the “ESPP”), under which up to 1,000,000 shares of the Company’s common stock are authorized for issuance. A summary of the ESPP was included as part of Proposal 13 in the Proxy Statement. The summary of the ESPP provided herein and that contained in the Proxy Statement is each qualified in its entirety by reference to the full text of the ESPP, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Director and Officer Equity Awards

At the Annual Meeting, the Company’s stockholders approved grants of options and restricted stock units to certain of the Company’s non-executive directors and a grant of options to the Company’s Chief Executive Officer. The grants are summarized in Item 5.07 below and in Proposals 3 through 10 (with respect to the non-executive directors) and Proposal 11 (with respect to the Chief Executive Officer) in the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the proposals summarized in the Proxy Statement as set forth below:

1.	Election of Directors. All seven directors named in the Proxy Statement were elected to serve on the Company’s Board of Directors with the following vote:

Name	Votes For	Votes Withheld	Broker Non-Votes
Louis Panaccio	9,435,124	1,573,932	2,118,249
James Corbett	10,042,656	966,400	2,118,249
Jeremy Curnock Cook	10,066,927	942,129	2,118,249
Professor Suzanne Crowe	10,173,257	835,799	2,118,249
Jan Stern Reed	9,785,570	1,223,486	2,118,249
Robert McNamara	10,205,699	803,357	2,118,249
Cary Vance	10,201,085	807,971	2,118,249

2.

Appointment of Independent Auditor. The appointment of Grant Thornton LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2023 was ratified by a vote of (i) 12,509,340 in favor, (ii) 83,447 against, and (iii) 534,518 abstaining. The Company did not receive any broker non-votes with respect to such proposal.

3.

Issuance of Securities to Mr. Louis Panaccio: Stockholders approved the grant of restricted stock units equal in value to $87,500 (at the time of the grant) and the grant of stock options equal in value to $37,500 (at the time of the grant) to Mr. Lou Panaccio on the terms and conditions set out in the Proxy Statement by a vote of (i) 8,895,435 in favor, (ii) 1,347,898 against, (iii) 765,723 abstaining, and (iv) 2,118,249 broker non-votes.

4.

Issuance of Securities to Professor Suzanne Crowe: Stockholders approved the grant of restricted stock units equal in value to $87,500 (at the time of the grant) and the grant of stock options equal in value to $37,500 (at the time of the grant) to Professor Suzanne Crowe on the terms and conditions set out in the Proxy Statement by a vote of (i) 8,931,133 in favor, (ii) 1,323,484 against, (iii) 754,439 abstaining, and (iv) 2,118,249 broker non-votes.

5.

Issuance of Securities to Mr. Jeremy Curnock Cook: Stockholders approved the grant of restricted stock units equal in value to $87,500 (at the time of the grant) and the grant of stock options equal in value to $37,500 (at the time of the grant) to Mr. Jeremy Curnock Cook on the terms and conditions set out in the Proxy Statement by a vote of (i) 8,877,076 in favor, (ii) 1,352,935 against, (iii) 779,045 abstaining, and (iv) 2,118,249 broker non-votes.

6.

Issuance of Securities to Ms. Jan Stern Reed: Stockholders approved the grant of restricted stock units equal in value to $87,500 (at the time of the grant) and the grant of stock options equal in value to $37,500 (at the time of the grant) to Ms. Jan Stern Reed on the terms and conditions set out in the Proxy Statement by a vote of (i) 8,895,165 in favor, (ii) 1,330,855 against, (iii) 783,036 abstaining, and (iv) 2,118,249 broker non-votes.

7.

Issuance of Securities to Mr. Robert McNamara: Stockholders approved the grant of restricted stock units equal in value to $147,000 (at the time of the grant) and the grant of stock options equal in value to $63,000 (at the time of the grant) to Mr. Robert McNamara on the terms and conditions set out in the Proxy Statement in recognition of Mr. McNamara being appointed as a new director of the Company during 2023, by a vote of (i) 8,696,129 in favor, (ii) 1,507,847 against, (iii) 805,080 abstaining, and (iv) 2,118,249 broker non-votes.

8.

Issuance of Securities to Mr. Robert McNamara: Stockholders approved the grant of restricted stock units equal in value to $87,500 (at the time of the grant) and the grant of stock options equal in value to $37,500 (at the time of the grant) to Mr. Robert McNamara on the terms and conditions set out in the Proxy Statement by a vote of (i) 8,881,317 in favor, (ii) 1,345,548 against, (iii) 782,191 abstaining, and (iv) 2,118,249 broker non-votes.

9.

Issuance of Securities to Mr. Cary Vance: Stockholders approved the grant of restricted stock units equal in value to $147,000 (at the time of the grant) and the grant of stock options equal in value to $63,000 (at the time of the grant) to Mr. Cary Vance on the terms and conditions set out in the Proxy Statement in recognition of Mr. Vance being appointed as a new director of the Company during 2023, by a vote of (i) 8,634,362 in favor, (ii) 1,546,936 against, (iii) 827,758 abstaining, and (iv) 2,118,249 broker non-votes.

10.

Issuance of Securities to Mr. Cary Vance: Stockholders approved the grant of restricted stock units equal in value to $87,500 (at the time of the grant) and the grant of stock options equal in value to $37,500 (at the time of the grant) to Mr. Cary Vance on the terms and conditions set out in the Proxy Statement by a vote of (i) 8,861,043 in favor, (ii) 1,361,352 against, (iii) 786,661 abstaining, and (iv) 2,118,249 broker non-votes.

11.

Issuance of Securities to Mr. James Corbett: Stockholders approved the grant of options to acquire 100,000 shares of common stock of the Company (which may be represented by CDIs) to the Company’s Chief Executive Officer, Mr. James Corbett, on the terms and conditions set forth in the Proxy Statement by a vote of (i) 8,618,300 in favor, (ii) 1,575,435 against, (iii) 815,321 abstaining, and (iv) 2,118,249 broker non-votes.

12.	Amendment of 2020 Omnibus Plan: Stockholders approved (a) the Plan Amendment by a vote of (i) 8,918,961 in favor, (ii) 1,337,019 against, (iii) 753,076 abstaining, and (iv) 2,118,249 broker non-votes.

13.

Approval of Employee Stock Purchase Plan: Stockholders approved the adoption of the ESPP by a vote of (i) 9,618,838 in favor, (ii) 709,032 against, (iii) 681,186 abstaining, and (iv) 2,118,249 broker non-votes.

14.

Advisory Vote to Approve Compensation of Named Executive Officers: Stockholders voted in favor of the non-binding advisory vote to approve the compensation of the Company’s named executive officers by a vote of (i) 8,557,983 in favor, (ii) 1,584,136 against, (iii) 866,937 abstaining, and (iv) 2,118,249 broker non-votes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Amendment No. 1 to the 2020 Omnibus Incentive Plan.

10.2	AVITA Medical, Inc. Employee Stock Purchase Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2023	AVITA MEDICAL, INC.

	By:	/s/ Donna Shiroma
	Name:	Donna Shiroma
	Title:	General Counsel